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                                                          Distribution Agreement


                                   EXHIBIT A
                       INDEX SERIES OF THE iSHARES TRUST

                             iShares S&P 500 Fund
                       iShares S&P 500/BARRA Growth Fund
                       iShares S&P 500/BARRA Value Fund
                          iShares S&P MidCap 400 Fund
                   iShares S&P MidCap 400/BARRA Growth Fund
                    iShares S&P MidCap 400/BARRA Value Fund
                         iShares S&P SmallCap 600 Fund
                iShares S&P SmallCap 600 Fund/BARRA Growth Fund
                iShares S&P SmallCap 600 Fund/BARRA Value Fund
                          iShares S&P Euro Plus Fund
                            iShares S&P/TSE 60 Fund
                             iShares S&P 100 Fund
                          iShares S&P Global 100 Fund
                      iShares Dow Jones Total Market Fund
              iShares Dow Jones U.S. Basic Materials Sector Fund
            iShares Dow Jones U.S. Consumer Cyclicals Sectors Fund
           iShares Dow Jones U.S. Consumer Non-Cyclicals Sector Fund
                   iShares Dow Jones U.S. Energy Sector Fund
                 iShares Dow Jones U.S. Financial Sector Fund
                 iShares Dow Jones U.S. Healthcare Sector Fund
                iShares Dow Jones U.S. Industrials Sector Fund
                 iShares Dow Jones U.S. Technology Sector Fund
             iShares Dow Jones U.S. Telecommunications Sector Fund
                 iShares Dow Jones U.S. Utilities Sector Fund
                     iShares Dow Jones U.S. Chemicals Fund
                iShares Dow Jones U.S. Financial Services Fund
                        iShares Dow Jones Internet Fund
                    iShares Dow Jones U.S. Real Estate Fund
                           iShares Russell 3000 Fund
                       iShares Russell 3000 Growth Fund
                        iShares Russell 3000 Value Fund
                           iShares Russell 2000 Fund
                       iShares Russell 2000 Growth Fund
                        iShares Russell 2000 Value Fund
                           iShares Russell 1000 Fund
                       iShares Russell 1000 Growth Fund
                        iShares Russell 1000 Value Fund
                iShares Cohen & Steers Realty Majors Index Fund
             iShares Goldman Sachs Consumer Industries Index Fund
             iShares Goldman Sachs Cyclical Industries Index Fund
                  iShares Goldman Sachs Financials Index Fund
                 iShares Goldman Sachs Health Care Index Fund
              iShares Goldman Sachs Natural Resources Index Fund
                  iShares Goldman Sachs Technology Index Fund
                    iShares Nasdaq Biotechnology Index Fund